INCOME TAX:	12 Months Ended
Dec. 31, 2015
INCOME TAX: [Abstract]
INCOME TAX:
NOTE 10 - INCOME TAX:

The Company is taxed under Israel and the United States of America tax laws:

a.	Tax rates:

1)	Income from Israel is taxed at the corporate tax rate of 25% in 2013 and as from 2014 and thereafter 26.5%. Capital gains are subject to capital gain tax, which equals to 25%.

In January 2016, the government of Israel approved the reduction of corporate tax rate to 25% as from 2016 and thereafter.

2)
Income of the subsidiary is taxed according to the federal tax laws in the US and the relevant state laws. The relevant federal and state tax rates for 2015 were 30% and 9%, respectively. The relevant federal and state tax rates for 2014 were 15% and 7.5%, respectively.

b.	Tax assessments

Foamix has tax assessments that are considered to be final through tax year 2011.

c.	Tax benefits under the Law for Encouragement of Industry (Taxation), 1969

The Company believes that it currently qualifies as an "Industrial Company" under the above law. As such it is entitled to certain tax benefits, mainly the right to deduct share issuance costs over three years for tax purposes in the event of a public offering.

The Company utilizes this tax benefit.

d.	Losses for tax purposes carried forward to future years

As of December 31, 2015, Foamix had approximately $30.7 million of net carry forward tax losses which are available to reduce future taxable income with no limited period of use.

During 2015 and 2014, the US subsidiary incurred a tax expense in the amount of $39 and 6$, respectively.

e.	Deferred income taxes:

	December 31,
	2015	2014
In respect of:
Net operating loss carry forward	$8,142	$4,019
Research and development	1,773	2,121
Other	299	101
Less - valuation allowance	(10,214)	(6,241)
Net deferred tax assets	$-	$-

Realization of deferred tax assets is contingent upon sufficient future taxable income during the period that deductible temporary differences and carry forward losses are expected to be available to reduce taxable income. As the achievement of required future taxable income is not likely, the Company recorded a full valuation allowance.

Deferred tax has not been provided on taxes that would apply in the event of disposal of the investments in the subsidiary, as it is the Company's intention to hold this investment and not to realize it.

Foamix may incur an additional tax liability in the event of an inter-company dividend distribution from its subsidiary; no additional deferred taxes have been provided, since it is the Company's policy not to distribute in the foreseeable future, dividends which would result in additional tax liability.

The main reconciling items between the statutory tax rate of the Company and the effective rate are nondeductible expenses, issuance costs, research and development expenses and the provision for full valuation allowance in respect of tax benefits from carry forward tax losses due to the uncertainty of the realization of such tax benefits (see above).

f.	As of December 31, 2015 and 2014, the Company had not accrued a provision for uncertain tax positions.

g.	Roll forward of valuation allowance:

Balance at January 1, 2013	$3,797
Additions	687
Balance at December 31, 2013	$4,484
Additions	1,757
Balance at December 31, 2014	$6,241
Additions	3,973
Balance at December 31, 2015	$10,214